SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 14, 2003

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Almanor Avenue

Sunnyvale, California 94085

(408) 220-2200

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

This Current Report on Form 8-K/A amends the following item of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 28, 2003 relating to the acquisition of Ositis Software, Inc., a California corporation, by including the financial statements and pro forma financial information referred to below.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

The following financial statements and exhibits are filed as part of this report:

(a)	Financial Statements of Ositis Software, Inc.

Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A are the following:

Ositis Software, Inc. Consolidated financial statements for the ten month periods ended October 31, 2003 and 2002 (unaudited) and the year ended December 31, 2002:

Report of Ernst & Young LLP, Independent Auditors

Consolidated Balance Sheets as of October 31, 2003 (unaudited) and December 31, 2002

Consolidated Statements of Operations for the ten month periods ended October 31, 2003 and 2002 (unaudited) and the year ended December 31, 2002

Consolidated Statements of Shareholders’ Equity (Net Capital Deficiency) for the year ended December 31, 2002 and the ten month period ended October 31, 2003 (unaudited)

Consolidated Statements of Cash Flows for the ten month periods ended October 31, 2003 and 2002 (unaudited) and the year ended December 31, 2002

Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information

Included herein as Exhibit 99.2 to this Current Report on Form 8-K/A are the following:

Blue Coat Systems, Inc. Unaudited pro forma condensed combined consolidated financial statements:

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of October 31, 2003

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the six month period ended October 31, 2003

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended April 30, 2003

(c)	Exhibits

2.1	Agreement and Plan of Merger and Reorganization, dated as of October 28, 2003, by and among Blue Coat Systems, Inc., Riga Corp., Ositis Software, Inc., Vilis Ositis and Liana Abele (incorporated herein by reference to Exhibit 2.1 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on November 28, 2003)

99.1	Ositis Software, Inc. Consolidated Financial Statements

99.2	Blue Coat Systems, Inc. Unaudited Pro Forma Condensed Combined Consolidated Financial Information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUE COAT SYSTEMS, INC.

/s/ Robert Verheecke
Robert Verheecke
Chief Financial and Accounting Officer

Dated: January 28, 2004

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Index To Exhibits

Exhibit Number

2.1	Agreement and Plan of Merger and Reorganization, dated as of October 28, 2003, by and among Blue Coat Systems, Inc., Riga Corp., Ositis Software, Inc., Vilis Ositis and Liana Abele (incorporated herein by reference to Exhibit 2.1 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on November 28, 2003)

99.1	Financial Statements of Ositis Software, Inc.

99.2	Unaudited Pro Forma Condensed Combined Consolidated Financial Information

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